REVOLVING PROMISSORY NOTE

$15,000,000.00                                       Atlanta, Georgia
                                                     March 25, 1994

        For value received, L. LURIA & SON, INC., a Florida corporation (the "BORROWER" or "COMPANY"), which maintains its principal place of business at 5770 Miami Lakes Drive, Miami Lakes, Florida 33014, hereby promises to pay to the order of SUN BANK/MIAMI, N.A. (the "LENDER"), on May 31, 1994 (the "Termination Date"), (subject to provisions for extension of the Termination Date as set forth in the Loan Agreement (as hereinafter defined) at its banking office located at 777 Brickell Avenue, Miami, Florida 33131 (or at such other address as the LENDER shall designate in writing to the BORROWER), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), or the aggregate unpaid principal amount of all loans evidenced by this Revolving Promissory Note made by the LENDER to the BORROWER pursuant to Section 2.1 of the Loan Agreement hereinafter referred to, whichever is less, in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have become due and payable by acceleration or otherwise, at the rate(s) as set forth in the Loan Agreement ("Applicable Rate") per annum.

     Interest payments on this Note shall be paid monthly in arrears (or at the maturity of the applicable interest period on LIBOR related advances, whichever first occurs), commencing on April 25, 1994 and continuing thereafter until this
Note is paid in full, and at maturity. Interest on this Note shall be computed on the actual number of days elapsed over a 360-day year; i.e., 1/360th of a full year's interest shall accrue for each day any loan evidenced by this Note is outstanding.

     If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid within five (5) days when due, whether by acceleration or otherwise, the same shall bear interest for any period during which the same shall be overdue at a rate per annum equal to the "Prime Rate" as announced by Sun Banks, Inc. plus five percent (5%) and payable on demand.

     This Note is the Note referred to in the Loan Agreement, dated as of March 25, 1994 (said Loan Agreement, as heretofore and from time to time hereafter modified and amended is referred to herein as the "Loan Agreement"), between the BORROWER and the LENDER. Each holder hereof is entitled to the benefits and security provided thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. Reference is made

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to such Loan Agreement for rights as to the prepayment hereof and the acceleration of the maturity hereof.

     The BORROWER hereby agrees to pay all costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default (as defined in the Loan Agreement), or in connection with the collection or attempted collection or enforcement hereof, or in connection with the protection of any collateral given as security for the payment hereof, whether or not legal proceedings may have been instituted.

     All parties to this Note, including the BORROWER and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     Anything herein to the contrary notwithstanding, the obligations of the BORROWER under this Note shall be subject to the limitation that payments of interest to the LENDER shall not be required to the extent that receipt of any such payment by the LENDER would be contrary to provisions of law applicable to the LENDER (if any) which limit the maximum rate of interest which may be charged or collected by the LENDER; provided, however, that nothing herein shall be construed to limit he LENDER to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation, In the event that the BORROWER make any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment causes the interest paid to the LENDER to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the LENDER as of the date of such payment, or if such excess exceeds the amount of principal owed to the LENDER as of the date of such payment, the difference shall be paid by the LENDER to the BORROWER.

     THE BORROWER HAS HERETOFORE EXECUTED A REVOLVING CREDIT NOTE

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DATED AS OF JANUARY 15, 1991 IN THE ORIGINAL PRINCIPAL AMOUNT OF $25,000,000.00
IN FAVOR OF THE CITIZENS AND SOUTHERN NATIONAL BANK OF FLORIDA, N/K/A NATIONSBANK (THE "C&S NOTE") AS WELL AS A LOAN AGREEMENT OF SAME DATE (THE "C&S LOAN AGREEMENT"). BOTH THE C&S NOTE AND C&S LOAN AGREEMENT HAVE BEEN MODIFIED AND EXTENDED. BORROWER UNDERSTANDS AND AGREES THAT ANY DEFAULT IN THE PAYMENT
OR PERFORMANCE OF ANY OF THE OBLIGATIONS OF THE C&S NOTE OR THE C&S LOAN AGREEMENT SHALL BE DEEMED TO BE A DEFAULT HEREUNDER AND LENDER SHALL HAVE THE RIGHT TO ACCELERATE PAYMENT OF ANY SUMS OUTSTANDING HEREUNDER AS IF SUCH
DEFAULT HAD OCCURRED UNDER THE TERMS OF THIS NOTE OR THE LOAN AGREEMENT.

     THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN EVIDENCED BY THIS NOTE.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the BORROWER has caused this Note to be dated for reference as of the date first above written, but has in fact caused this Note to be executed this 25 day of March, 1994.

                                   L. LURIA & SON, INC., A FLORIDA
                                   CORPORATION

                                   By: /s/ Duane R. Wolter
                                      --------------------
                                      Duane R. Wolter
                                      S.V.P. & CFO

                                      (Corporate Seal)

STATE OF GEORGIA   )
COUNTY OF FULTON   )

     The foregoing instrument was acknowledged before me this 25th day of March, 1994 by Duane R. Wolter as S.V.P. & CFO of L. Luria & Son, Inc., a Florida corporation, on behalf of the corporation. He has produced VA DL as identification and did not take an oath.

                                   /s/ [ILLEGIBLE]
                                   -------------------------------
                                   NOTARY PUBLIC, State of Georgia

                                   Print: [ILLEGIBLE]

                                   Commission #: [ILLEGIBLE]

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